UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2015

PHYSICIANS REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-36007 (Commission File Number)	46-2519850 (I.R.S. Employer Identification No.)

309 N. Water Street, Suite 500 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.              Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 5, 2015, the Board of Trustees of Physicians Realty Trust (the “Company”) approved an amendment to the Company’s Bylaws to provide for the election of trustees by the affirmative vote of the majority of votes cast at an annual meeting of shareholders in uncontested trustee elections.

Prior to November 5, 2015, the Company’s Bylaws provided for the election of trustees by the affirmative vote of a plurality of votes cast at an annual meeting in uncontested trustee elections.  Trustees will continue to be elected by a plurality of the votes cast at any annual meeting of shareholders for which the number of nominees exceeds the number of trustees to be elected.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

3.1	Amendment No. 1 to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2015		PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas

John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amendment No. 1 to Bylaws